Exhibit 99.2

Project Diamond July 2015 Lender Presentation Confidential Subject to Change

Table of Contents I. Situation Overview 3 II. Strategic Overview 8 III. Restructuring Considerations 20 A. Capital / Legal Structure 21 B. Union Considerations 25 C. Tax Attributes 29 Appendix 31

Disclaimer The Presentation Materials are only being provided to holders of first lien debt claims who have become restricted (the “Steering Committee”) by executing an appropriate confidentiality agreement with Walter Energy, Inc. (the “Confidentiality Agreements”). The Presentation Materials are subject to the Confidentiality Agreements in all respects and may not be used or disseminated in any way contrary to such agreements. By furnishing these Presentation Materials, Blackstone does not undertake any obligation with respect to the recipients’ compliance with the Confidentiality Agreements. Blackstone makes no representation or warranty, express or implied, as to the accuracy or completeness of the information obtained from the Company, and nothing contained herein is, or shall be relied on as a promise or representation, whether as to the past or the future. Blackstone has not independently verified information obtained from the Sources. These Presentation Materials are solely for the information of the Steering Committee on the understanding that no dissemination of the contents hereof is permissible to anyone other than the recipient without the written permission of Blackstone. These Presentation Materials are confidential and may not be photocopied, reproduced or distributed to any other person at any time. If any person receives this document in breach of these restrictions then it should be immediately returned to Blackstone. Blackstone retains the right to request the return of this document at any time.

I. Situation Overview

Introduction Leading “pure-play” metallurgical coal producer In 2014, Walter produced 9.3 million metric tons of met coal, nearly 90% of which was hard coking coal with the remainder comprised of low-volatility PCI Core operations produce high quality metallurgical (“met”) coal Coal from Walter’s Alabama underground mining operations (mines No. 4 and No. 7) consistently realizes prices close to benchmark Stable and high quality customer base of major steel manufacturers Low-cost producer anchored by longwall mines 76% of 2014 metallurgical coal production from efficient underground longwall mines Operating margins of both No. 4 and No. 7 mines are well positioned on global cost curve Asset base positions the Company to capitalize on rebound in met coal pricing Blue Creek Energy mine development to add meaningful longwall capacity to core Alabama mining operations Brazion and Wolverine mining complexes can provide access to growing Asian markets through Ridley Terminals Value-added coke and gas businesses complement core mining operations Walter Coke, strategically located near Walter’s hard coking coal mines in Birmingham, AL, has the capacity to produce 400,000 metric tons of metallurgical coke for furnace and foundry applications Walter Gas provides degasification of the Blue Creek coal seam, enhancing safety and productivity of underground mining operations while monetizing gas reserves I. Situation Overview Walter Energy, Inc. (“Walter” or the “Company”) is a leading producer and exporter of metallurgical coal for the global steel industry with mineral reserves in the U.S., Canada and the United Kingdom.

Since 2012, met coal prices have steadily declined due to: Reduced Chinese import demand New sources of seaborne supply Strength of U.S. vs. Australian dollar In reaction, management undertook the following: In 2012: Reduced SG&A and capital expenditures by 20% ($32 million) and 10% ($45 million), respectively Idled certain West Virginia mines (Gauley Eagle) and reallocated equipment/personnel Situation Overview Since 2012, the Company has been proactively focused on cost reduction and liquidity actions in response to declining met coal pricing trends. I. Situation Overview ________________________________________________ Source: Bloomberg. Quarterly Australia-Japan met coal benchmark contract price. $50 $100 $150 $200 $250 $300 $350 $400 Jan-10 Jan-11 Jan-12 Jan-13 Jan-14 Jan-15 Australia HCC Benchmark (1)

Project Diamond
I. Situation Overview
Subject to Change

Situation Overview (Cont'd)

WALTER ENERGY

In 2013:

- Reduced met cash cost of sales per MT by 14%
- Further reduced SG&A and capital expenditures by 25% ($33 million) and 61% ($238 million), respectively
- Idled/closed North River, Reid School and Swann's Crossing mines in Alabama
- Reduced cash dividend by 92%

In 2014:

- Further reduced met cash cost of sales per MT by 13%
- Further reduced SG&A and capital expenditures by 28% ($28 million) and ~40% ($61 million), respectively
- Idled Canadian operations
- Sold Blue Creek Coal Terminal for $25 million, Flat Top reserve for $6 million

In 2015:

- Suspended cash dividend
- Renegotiated take-or-pay contract for Ridley Terminal
- Partially idling #7 West in 2015, saving ~$25 million per year
- Idling UK and Maple operations

Other Liquidity Actions:

- Throughout the years, the Company has also sold excess assets to enhance liquidity
- Management undertook numerous financing transactions to further boost liquidity
  - Raised in excess of $1.3 billion of 2nd lien and unsecured indebtedness
  - Entered into numerous debt/equity exchanges
- Capital expenditures have been reduced to maintenance levels except as necessary to maintain productivity and access reserves (i.e., North Portal, longwall shields, and Cassidy expansion)

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Objectives As part of the recapitalization, the Company must: Substantially delever to eliminate interest burden Renegotiate collective bargaining agreements and retiree health care obligations Evaluate mining plan and cost structure to maximize liquidity I. Situation Overview The Company is now focused on implementing a recapitalization of its balance sheet in light of what is likely a continued prolonged downturn in met coal pricing.

II. Strategic Overview

Legend Business Strategy Walter is a leading provider of high quality metallurgical coal. Walter also operates both a coke plant and a degasification operation that support its underground Alabama mines. In addition to its core #4 and #7 mines, Walter has access to a diversified customer base through its mines in Western Canada and West Virginia. British Columbia, Canada Ridley Terminals Port of Mobile West Virginia, U.S.(1) Alabama, U.S. Wales, U.K. Port Talbot Port Walter Mines Alabama Operations Walter Coke Walter Gas II. Strategic Overview ________________________________________________ Majority of output sold domestically. Mines include #4, #7, Taft

Project Diamond
II. Strategic Overview

Subject to Change

Competitive Landscape

Walter is unique among its peers due to its exclusive focus on metallurgical coal and geographically diversified customer base.

		Comparable Companies						
($ and Mtons in millions)	Walter	Alliance	Alpha	Arch	Cloud Peak	Foresight	Peabody	Westmoreland
Financials (FY 2014)								
Tons Sold	11	37	77	122	79	20	208	41
Met Coal Tons Sold	10	N/A	17	6	0	0	16	0
Coal Sales Revenue	$1,374	$2,300	$3,724	$2,935	$1,324	$1,109	$6,696	$1,116
EBITDA	14	815	253	253	185	424	783	129
EBITDA Margin	1%	35%	4%	10%	13%	38%	12%	13%
Capex Margin	8%	13%	6%	5%	2%	21%	3%	5%
SG&A Margin[1]	5%	3%	4%	4%	4%	3%	3%	9%
Coal Revenue / Ton	$128	$62	$49	$24	$17	$55	$32	$27
Coal Business Details								
Employees	2,680	4,439	8,900	5,000	1,600	888	8,300	3,440
Unionized Employee %	58%	0%	11%	0%	0%	0%	28%	49%
Met Coal Mix	91%	N/A	22%	5%	0%	0%	8%[2]	0%

2P Reserves


PRB
ILB
Other U.S.
Australia
APP
Canada
UK

Sales by Geography[3]


North America
Europe
South America
Asia
Other

Source: Relevant company financials and investor materials.
(1) Differing allocation methodologies between comparable companies makes SG&A comparisons difficult.
(2) 100% of Peabody's metallurgical coal is produced in Australia.
(3) Sales by Geography – Other may consist of explicitly mentioned regions, e.g. North America, Europe, South America, and Asia; these Companies did not provide sufficient disclosure.

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High Quality Coal Coal from Walter's #4 and #7 mines prices close to the benchmark due to its low volatility, low ash content, low sulfur and high coke strength. II. Strategic Overview Coal Price per Ton: Percent of Benchmark ________________________________________________ Source: Walter Energy , Inc. 2014 10-K. Projected (No.4) Projected (No.7) Benchmark: Walter Coal HCC Peak Downs Mine No. 4 Mine No. 7 Hi Vol B CSR 74.0% 62.0% 69.0% 45.0% VM 20.7% 29.8% 20.5% 34.0% TM 9.5% 9.5% 9.5% 8.0% Ash 10.5% 9.0% 9.0% 8.0% Sulfur 0.60% 0.77% 0.70% 0.95% Phosphorus 0.03% 0.04% 0.04% 0.01% Maximum Fluidity 400 ddpm 25000 ddpm 700 ddpm 15000 ddpm CSN 8.5 8.5 8.5 8 Vitrinite 71.0% 73.5% 68.1% 65.0% Ro Max 1.42% 1.06% 1.40% 0.95% Notes for Walter Coking Characteristics Walter's metallurgical coal, particularly the coal from the Blue Creek coal seam in Alabama, has both a high rating for coke strength as well as a low measure of volatility. Relevant Coal Quality Heat Value Approximately 89% of Walter's proven and probable reserves have heat value characteristics above 13,500 Btus per pound. Approximately 97 % of Walter ' s estimated 392 . 7 million metric tons of proven and probable reserves are low sulfur coals. Sulfur Content Ash and Moisture Content Walter's metallurgical coal, particularly the coal from the Blue Creek coal seam in Alabama, has a low ash rating and moisture content. 75% 80% 85% 90% 95% 100% 105% Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 No. 7 No. 4

Mine Life Analysis II. Strategic Overview ________________________________________________ Lease expires before mining occurs, but Company expects to renew. Average annual production is the average of the past 3 years. The Company’s mines have a significant remaining lifespan, which would be further extended through investment in the Blue Creek Energy development. Mine 7 (tonnes in thousands) Mine 4 Mine 7W Mine 7E 2014 10-K Proven 45,105 22,958 37,463 2014 10-K Probable 1,335 2,693 4,477 Reserves Acquired Post-12/31/14 471 12,200 – Total 10-K Reserves 46,911 37,851 41,940 (+) Expiring, Expect to Renew (1) 3,000 2,000 4,762 (+) Not Yet Controlled and Other 27,130 6,189 – Total Life of Mine Tonnes 77,041 46,040 46,702 / Average Annual Production (2) 2,191 1,745 2,911 Estimated Life of Mines (Years) 35 26 16

Past Initiatives II. Strategic Overview The Company has dramatically reduced expenses by idling unprofitable operations and downsizing the corporate office. Mine Rationalization Idled/closed Gauley Eagle, North River, Reid School and Swann’s Crossing mines in 2012 and 2013 Completed sale of Blue Creek Coal terminal for $25 million to Alabama State Port Authority in August 2014 Idled Canadian mines in 2014; carrying costs of approximately $20 million Renegotiated take-or-pay contract for Ridley Terminal in 2015 saving up to $24 million per year Limited schedule at #7 West in 2015, saving ~$25 million per year Idled UK and Maple operations Overhead Implemented SG&A cost reduction programs with cumulative annual savings of approximately $100 million (run-rate reduced to under $65 million) Eliminated nearly one-quarter of full-time corporate employees since 2012, from 153 to 117 Additional initiatives underway

Past Initiatives (Cont’d) II. Strategic Overview The Company’s initiatives have resulted in nearly $500 million of savings. ________________________________________________ Source: Walter Energy, Inc. 2013 and 2014 10-Ks. Excludes estimated reduction due to reclassification. Liquidity Eliminated growth capital spending and deferred capital projects to preserve liquidity Suspended dividends in January 2015 Savings Summary - Incremental Declines Per Year ($ in millions) 2012 2013 2014 2015E Savings Selling, General &Administrative (1) ($32) ($17) ($28) ($5) ($82) Dividends 1 (14) (14) (3) (30) Ridley Take or Pay Renegotiation – – – (24) (24) Total (excl. Capital Expenditures) (31) (32) (42) (31) (136) Capital Expenditures (45) (238) (61) (11) (355) Total ($76) ($269) ($103) ($43) ($491)

Business Overview II. Strategic Overview The Company’s core assets are its underground Alabama mines and the gas businesses that support those operations. 2014A Description Metric Production(1) Revenue(1) #7 Mine 4.7 $591 Underground met coal mine in Alabama Operates two longwall (“LW”) sections, 7 East and 7 West, supported by continuous miners (“CM”) 7 West plans to operate on a reduced schedule, running one LW shift and one CM shift 7 East and 7 West share some services and infrastructure at an allocated cost Employees are represented by the UMWA #4 Mine 2.5 $262 Underground met coal mine in Alabama Operates one longwall section supported by continuous miners Employees are represented by the UMWA Gas 11,200 $46 Walter has full operational control over gas operations, which are used to degasify its Alabama mines both before and during mining operations Walter Black Warrior Basin: Opportunistically degasifying Blue Creek Energy coal development; has a 30% participation partner Black Warrior Methane: Degasifies existing #4 and #7 mines based on mining plan; has a 50% participation partner ________________________________________________ Production in million tonnes and revenue in US$ millions, except gas production measured in millions of cubic feet.

Project Diamond
II. Strategic Overview

Subject to Change

Business Overview (Cont'd)

WALTER ENERGY

The Company's Canadian mines can be restarted without substantial capital spending if increased prices support production. The Blue Creek Energy development project provides an alternative avenue for growth, but requires a significant investment in time and capital.

Metric	2014A Production[(1)]	2014A Revenue[(1)]	Description
Wolverine	0.6	$82	▶ Canadian operations consist of three hard coking and PCI coal surface mines (Wolverine, Brule and Willow Creek) ▶ Total production capacity of 5-6 million tonnes
Brule	0.9	$108	▶ Company is continuing to process and sell down excess Brule inventory ▶ Carrying costs of approximately $20 million per year
Willow Creek	0.1	$20	▶ Company is evaluating a new mining plan to restart Brule with one shovel and a dozer push to deliver 0.9 million tons/year of PCI coal at a cash cost of sales of ~$85/ton • Would restart Wolverine at a met benchmark of ~$150/tonne • Would restart Willow Creek at a met benchmark of ~$180/tonne ▶ Potential Wolverine severance and other employee claims in an amount up to $18 million ▶ $7 million claim on past due mining tax royalties; potential for additional claim of ~$8 million. Claim secured on minerals and mineral rights
Blue Creek Project	N/A	N/A	▶ Blue Creek development project would add ~2.5 - 3.0 million tonnes of potential annual met coal production • Expected cash cost of sales of under $90 per ton for life of project and net capital commitment of ~$600 million; 1st five years of full production ~$50-$70/ton ▶ Modest short-term spending ($20-$40 million per year) before larger capital commitments ($100 - $210 million per year) in 2017-2019 ▶ ~5 years from start of construction to full scale longwall production

(1) Production in million tonnes and revenue in $US millions.

Business Overview (Cont’d) II. Strategic Overview The Company’s remaining mines are potentially valuable assets, but are not core to the Company’s business. The Walter Coke business provides insight into customer purchasing decisions, but has key customer risk. 2014A Description Metric Production(1) Revenue(1) Walter Coke 0.4 $144 Walter Coke uses met coal from #4 and #7 mines, in combination with third party coal purchases, to produce foundry and furnace coke for use in steel production and other applications Environmental considerations UK Mines 0.0 $13 Operates an anthracite mine in the UK West Virginia 0.8 $62 Maple mine has surface and underground operations Taft 0.3 $51 Taft surface mine located in Alabama has a remaining useful life of nearly five years ________________________________________________ Production and revenue in millions.

Project Diamond
II. Strategic Overview
Subject to Change

Idling Considerations (Estimates)

($ in thousands)	Mine 4	7 West[(1)]	7 East	Total
Short-Term Annual Run Rate Idling Costs	$33,309	$29,292	$27,144	$89,745
Long-Term Annual Run Rate Idling Costs	26,295	22,999	22,813	72,108

- Assumes renegotiation of contractual obligations
- Estimate of a reduction in business interruption insurance included
- Daily supplies include rockdust, pump and fan parts, hoist repairs, electrical supplies, oils, fuels and lubrication
- Equipment rebuilds include provisions for scheduled pump and fan motor rebuilds
- Idle cost estimates are for steady state idle
  - Expect a ramping down of costs from last production day to steady state of 3 to 6 months
  - Does not include startup / shutdown costs
  - Does not quantify customer risks
- Other idling costs include:
  - UMWA medical ($12.5 million)
  - Committed capital spending
  - Contractual obligations and other considerations

(1) Does not include ~$15 million of costs at 7W on account of shared services that would continue if 7W idled and 7E maintained operations. 7W cannot be long-term idled while 7E is running because additional costs are necessary to maintain operations at 7E. Shared costs between 7E and 7W include maintenance of south portal and tunnels, including rock dusting, ventilation, and water management, belt inspection and maintenance, maintenance and operation of hoists, bunker and prep plant operations.

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Idled Mining Properties II. Strategic Overview Canada Production at the Canadian mines has been idled, but excess inventory is continuing to be sold Idling costs are estimated at ~$20 million per year but reducing to approximately $15 million in 2016 Plans have been developed to provide opportunity to restart production at Brule on a limited basis (~0.9 million tons per year of PCI coal) at an expected cash cost of sales of $85 per ton West Virginia Gauley Eagle mines idled since 2012 Alabama Current proven and probable reserves are being held at minimal maintenance costs by management awaiting market recovery for possible restart While the Company’s Canadian mines are currently “warm” idled, renewed discussions regarding its economic feasibility in the current pricing environment have begun. This is primarily driven by decreasing fuel costs and the weak Canadian dollar. Canadian Operations: Idle Costs for 2015 Q1 Q2 Q3 Q4 Total Labor & Contractors $2,269 $2,081 $1,851 $1,747 $7,948 Environmental 486 800 909 645 2,840 Taxes & Insurance 1,437 1,378 1,451 1,520 5,786 Other 741 645 551 818 2,755 Total $4,933 $4,904 $4,762 $4,730 $19,329

III. Restructuring Considerations

A. Capital / Legal Structure

Project Diamond
A. Capital / Legal Structure
Subject to Change

Condensed Organizational Chart


WALTER ENERGY
$77mm Revolver
$978mm Term Loan B
$970mm 1st Lien Notes
$350mm 2nd Lien PIK Notes
$771mm Unsecured Notes
$661mm MEPP Claim
Walter Energy Canada Holdings, Inc.
Walter Coke, Inc.
Furnace and Foundry coking assets
Walter Minerals
Jim Walter Resources, Inc. (Mines #4 and #7)
$579mm OPEB
Walter Natural Gas, LLC
Gas, ConocoP is 30% coinvestor
6 Other Direct Non-Guarantor Subsidiaries
Blue Creek Energy
Canadian Operating Entities
Wolverine, Brule, Willow Creek Mines
Belcourt Saxon JV
50% interest
Atlantic Leaseco LLC
Gauley Eagle WV
Maple Coal Co. LLC
Maple WV
Blue Creek Coal Sales, Inc.
UK Operating Entities
Development mines
Tuscaloosa Tuscaloosa Resources, Inc.
Swann's Crossing, and Reid School
Taft Coal Sales & Associates, Inc.
Choctaw, Coal mines and land holdings
50%
Black Warrior Methane Corp & Black Warrior Transmission Corp
Gas drilling
J.W. Walter, Inc.
WV land and mineral surface rights
Walter Land Company
Residential Land

Legend

Green = Guarantor of Canadian revolving credit facility only

Blue = Guarantor under both the secured bank debt / bonds and the unsecured bonds

Gray = Non-guarantor

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Project Diamond
A. Capital / Legal Structure

Subject to Change

Collateral Considerations[(1)]

WALTER ENERGY

Canadian and UK Subsidiaries

- Term Lenders, 9.5% and 11/12% PIK Secured Noteholders have a lien on 66% of the equity interests of Walter Energy Canada Holdings, Inc., but no direct claim on any of its assets or the assets of Canadian Guarantors
- Walter Energy Canada Holdings and the Canadian Guarantors have pledged their assets in favor of the Canadian obligations currently comprising ~$70 million in revolver availability, of which only ~24 million is committed as undrawn letters of credit

Blue Creek Energy

- Walter Energy's U.S. subsidiaries with total assets less than or equal to 2.0% of Consolidated Total Assets are not guarantors or grantors under the secured debt documents
  - Blue Creek Energy is thus not a guarantor / grantor and not subject to secured lenders' liens
- Estimated net costs of construction are approximately ~$600 million and investment uneconomic unless expectation of met coal price is at least ~$150 / tonne
  - Cash cost of sales to average under $90/ton; first five years of full production ~$50-$70/ton

Cash Collateral

- The Company's cash balances are largely (i) held in investment accounts, or (ii) in deposit accounts that the Company believes to be directly traceable to collateral
- As such, we believe substantially all of the Company's U.S. cash balances are subject to the lenders' liens

(1) Analysis of intercompany claims, lien perfection and unencumbered assets other than as referenced above is ongoing.

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Project Diamond
A. Capital / Legal Structure
Subject to Change

Cash Balance Detail

Cash Balances as of 6/5/15 *($ in thousands)* Company	Financial Institution	Account Description	Balance ($USD)
U.S. Operating Accounts			**$63,163**
Atlantic Development & Capital LLC	Branch Bank and Trust	Concentration, Wire Transfer, and Disbursement Account	3,243
Blue Creek Coal Sales, Inc.	JP Morgan Chase	Depository Account	1
Jim Walter Resources, Inc.	JP Morgan Chase	Depository Account	0
Walter Black Warrior Basin, LLC	JP Morgan Chase	Depository Account	0
Walter Coke, Inc.	JP Morgan Chase	Depository Account	1
Walter Energy, Inc.	Bank of America	Concentration, Wire Transfer, and ACH Transfer Account	6,292
Walter Energy, Inc.	JP Morgan Chase	Concentration, Wire Transfer, and ACH Transfer Account	5,046
Walter Energy, Inc.	Regions Bank	Concentration, Wire Transfer, and ACH Transfer Account	48,579
U.S. Investment Accounts			**$204,081**
Walter Energy, Inc.	Comerica	Trust Account and Investment Portal	175,518
Walter Energy, Inc.	Bank of America	Money Market Investment Account	28,563
Canadian Accounts			**$32,840**
Brule Coal Partnership	Scotiabank	Pooled Operating Account	11,952
Walter Canadian Coal Partnership	Scotiabank	Pooled Operating Account	2,020
Walter Energy, Inc.	Scotiabank	Operating Account	1,832
Willow Creek Coal Partnership	Scotiabank	Pooled Operating Account	12,570
Wolverine Coal Partnership	Scotiabank	Pooled Operating Account	4,465
Total Cash			**$300,083**

Note: Includes cash balances with Credit Parties only.

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B. Union Considerations

Project Diamond
B. Union Considerations
Subject to Change

Economics of the Union Contracts

WALTER ENERGY

UMWA employees wages and benefits constitute a large percentage of the cash costs of production at mines #4 and #7.

	UMWA Operations[1]		
($ in millions)	UMWA	Salaried	Total
2014 Wages and Benefits			
Wages & Overtime[2]	$115	53	168
Vacation / Holiday / Sick / Personal[2]	14	9	22
UMWA Healthcare	28		28
Employer and Payroll Taxes	14		14
Worker's Compensation	5		5
Other	0		0
UMWA Fund Contributions	31		31
Post-Retirement Benefit Plan	31		31
Total Costs	**$237**	**$62**	**$299**
Number of Employees	1,336	449	1,785
Wage and Benefit Cost per Employee in (000s)	**$178**	**$138**	**$168**
Memo:			
Cash Cost of Production	$458		
Total UMWA Costs as % of Cash Production Costs	*52%*		

UMWA Fund Contributions	**Hours**	**Rate**	**Amount**
1974 MEPP[3]	3,087,336	$5.78	$18
1993 Benefit Plan	3,230,198	1.10	4
2012 Retiree Bonus Account Trust	3,234,675	1.56	5
EPC/NIM Payments Cash Deferred Savings Plan			4
Total Fund Contributions			**$31**

Note: Wolverine Canadian workforce represented by USW. Willow Creek workforce represented by Christian Labor Association.
(1) UMWA covers workers at the #4 and #7 mines and other UMWA operations.
(2) Based on raw payroll data, 2,170,357 hours were worked for regular wages, 719,759 for Overtime / Saturday and 311,319 for Holiday / Sunday. $60.2mm in regular wages, $30.0mm in Overtime / Saturday wages and $17.4mm in Holiday / Sunday wages were paid.
(3) 1974 MEPP spending in 2014 would have been $19.5 million at contribution rate expected to take effect in July 2015.

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OPEB Obligations Walter Energy currently supports five postretirement benefit plans at a total annual cash cost of ~$30 million. Plan 2014A Beneficiaries Legal Entity Obligor Liability EBITDA Cash Cost Retirees Dependents Total United Mine Workers Postretiree Medical Plan $579.2 $57.4 $30.3 1,437 1,228 2,665 Jim Walter Resources Taft Retiree Medical 3.4 0.3 0.3 14 13 27 Taft Coal Walter Coke, Inc. Retiree Medical Plan 11.0 0.1 0.6 91 162 253 Walter Coke Walter Coke, Inc. Retiree Life Plan 0.5 0.0 0.0 160 N/A 160 Walter Coke Salaried Postretiree Medical Plan 4.3 (2.2) 0.1 66 36 102 Multiple Entities Total $598.4 $55.6 $31.3(1) 1,677 1,439 3,116 B. Union Considerations Economics General Description (2) (1) ________________________________________________ Not net of Medicare subsidies. Walter Coke retiree medical plan participants are excluded from the total since they are captured within the life plan.

1974 Multi-Employer Pension Plan The Company is a participant in the UMWA's 1974 Multi-Employer Pension Plan and contributes ~$20 million per year. The 1974 Multi-Employer Pension Plan ("MEPP") provides pension benefits to retired miners and surviving spouses 9,200 active miners support over 90,000 beneficiaries In plan year 2014, MEPP received $105 million in contributions against $610 million in paid benefits Participating companies(1) contribute $5.78 ($6.05 beginning on July 1, 2015) to the MEPP for every hour worked by a UMWA miner Miners hired after January 1, 2011 do not participate in the MEPP, and instead receive a $1.50 per hour 401(k) contribution B. Union Considerations ________________________________________________ Participating companies include: Murray Energy, Patriot Coal, Alpha, Walter Energy, Cliffs Mining, Bluestone Industries, Drummond, Pacific West, American Electric Power, and Homer City Processing. MEPP Contribution Summary Pro Forma ($ in thousands) 2012 2013 2014 Average 2014 Hours Worked (thousands) 3,809 3,576 3,234 3,540 3,234 Average Hourly Contribution Rate $5.50 $5.50 $5.52 $5.51 $6.05 Contribution $20,948 $19,670 $17,854 $19,491 $19,568

C. Tax Attributes

Tax Assets A preliminary summary of the Company’s tax attributes are listed below. ________________________________________________ Source: Walter Energy , Inc. 2014 10-K. Note: Tax assets are subject to further review. C. Tax Attributes (1) Tax Assets Amount Expiration U.S. Federal / State Tax Assets U.S. NOLs $333 2027+ Outside Tax Basis in Equity Interests in Canada 3,500 Indefinite Alabama NOLs 556 2026+ West Virginia NOLs 78 2026+ AMT Credits 37 Indefinite General Business Credits 7 2026+ Canadian Federal / Provincial Tax Assets U.K. NOLs $142 Indefinite Canada NOLs 748 2031+ Canada Capital Loss 1 Indefinite Canada Restricted Capital Loss 106 Indefinite BC Mineral Tax Credits 14 Upon Mine Closure

Appendix

Mine Detail

Mine Detail Mine Number 4 Historical Cash Cost of Sales ($ in thousands) 2012 2013 2014 Tonnes Produced ('000s) 1,727 2,379 2,468 Cost of Production Total Labor Costs $85,634 $94,111 $95,316 Total Supply Costs 62,386 62,172 58,387 Total Other Controllable Costs 11,354 13,037 15,288 Total Non-Controllable Costs 18,027 19,142 16,751 Total Production Costs $177,401 $188,462 $185,741 Cash Cost of Transportation 39,739 56,822 56,643 Cash Cost of Royalties 23,810 19,831 16,340 Cash Cost Other 34,323 7,399 21,959 Total Cash Cost of Sales $275,272 $272,514 $280,683 Mine Number 7 Historical Cash Cost of Sales ($ in thousands) 2012 2013 2014 Tonnes Produced ('000s) 4,322 4,904 4,741 Cost of Production Total Labor Costs $137,880 $146,958 $152,356 Total Supply Costs 101,137 100,640 92,174 Total Other Controllable Costs 20,083 21,829 25,502 Total Non-Controllable Costs 21,961 23,949 25,665 Total Production Costs $281,061 $293,377 $295,698 Cash Cost of Transportation 96,340 116,322 106,485 Cash Cost of Royalties 74,868 55,410 31,494 Cash Cost Other 5,475 11,963 8,980 Total Cash Cost of Sales $457,745 $477,072 $442,658

Mine Detail (Cont’d) ________________________________________________ Note: Pricing based on third-party forecasts. (1) Includes approximately $15 million of shared costs annually amongst 7E and 7W. These costs would remain in the event that 7W is idled while 7E continues to operate. Mine Number 4 Historical Projected ($/tonne) 2012 2013 2014 2015 2016 2017 Tonnes 1,727 2,379 2,468 2,945 2,671 2,720 Revenue $185 $142 $112 $98 $102 $105 Cash Cost of Sales 160 112 105 95 101 102 EBITDA - CapEx (2) 17 (5) (4) (11) (20) Mine Number 7 Historical Projected ($/tonne) 2012 2013 2014 2015 2016 2017 Tonnes 4,322 4,904 4,741 3,998 3,811 4,506 Revenue $207 $151 $118 $99 $104 $107 Cash Cost of Sales 104 99 92 98 91 104 EBITDA - CapEx 89 39 16 (11) 3 (6) 2H '15 Cash Operating Costs ($ in millions) Mine 4 7E 7W (1) Cash Cost of Production $99.0 $87.1 $33.9 Other Cash Cost 38.1 62.4 8.5 Location 0.7 1.1 0.2 Savings Initiatives (5.0) (0.8) (5.2) Capex 7.9 8.9 11.7 Total Cash Operating Costs $140.7 $158.8 $49.0 Memo: Tonnes Produced 1,357 1,981 270

Mine Detail (Cont’d) ________________________________________________ Note: Pricing based on third-party forecasts. West Virginia Historical Projected ($/tonne) 2012 2013 2014 2015 2016 2017 Maple Surface: Tonnes 252 339 454 280 442 424 Revenue $83 $77 $74 $66 $72 $74 Cash Cost of Sales 105 80 63 71 63 63 EBITDA (22) (3) 11 (5) 8 11 Maple Underground: Tonnes 431 380 381 255 418 413 Revenue $164 $117 $106 $98 $85 $82 Cash Cost of Sales 139 124 105 104 96 97 EBITDA 25 (7) 1 (5) (11) (15) Total EBITDA - CapEx ($14) ($8) $4 ($5) ($1) ($2) Walter Coke Historical Projected ($/tonne) 2012 2013 2014 2015 2016 2017 Tonnes 362 358 363 281 374 367 Cash Cost of Sales $345 $306 $272 $375 $375 $375

Mine Detail (Cont’d) Historical and Projected CapEx Historical Projected ($ in millions) 2012 2013 2014 2015 2016 2017 No. 4 $47.5 $30.6 $28.6 $21.1 $33.2 $61.2 No. 7E 25.6 26.2 19.7 25.5 17.9 20.7 No. 7W 36.4 37.4 23.8 23.8 21.3 20.5 Gas 1.1 10.0 1.0 5.5 5.7 6.3 Other 239.6 34.7 19.9 5.9 8.8 7.6 Total CapEx $350.2 $138.8 $93.0 $81.7 $87.0 $116.2 Gas Projected ($ in thousands) 2015 2016 2017 Volume (mmcf) 10,132 10,623 10,682 Price $3.29 $3.79 $4.17 Revenue 33,292 40,260 44,561 EBITDA-CapEx ($9,120) ($5,537) ($5,922) EBITDA (2,894) 3,026 5,702 CapEx 6,226 8,563 11,624

Mine Detail (Cont’d) – 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 2013 2014 Other Absenteeism Non-Contractual Total – 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 2013 2014 Mine 4 Absenteeism Non-Contractual Total – 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 2013 2014 Mine 7E Absenteeism Non-Contractual Total – 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 2013 2014 Mine 7W Absenteeism Non-Contractual Total

Financial Forecast

Cash Flow Forecast

Financial Forecast ($ in millions) ________________________________________________ Note: Model does not include the impact of fresh-start accounting; assumes most trade creditors are paid in the ordinary course. (1) Pricing based on third-party forecasts. 2015 2016 2017 Total Revenue $999 $978 $1,073 Cash Cost of Sales (1,014) (943) (1,069) Transportation Minimum Penalties (4) (8) (3) SG&A (67) (64) (64) Postretirement Benefits (54) (55) (55) Other Savings Initiatives 6 39 39 1113 EBITDA Impact – – – EBITDA (134) (53) (79) Working Capital 37 31 2 Capex (82) (87) (116) Sale of investments (2) – – Unlevered Free Cash Flow (182) (108) (193) Cash Interest (109) – – Professional fees (55) (55) – Administrative & Other Claims – (26) – Adequate Protection Payments (54) (11) – Emergence Proceeds – – – Restructuring Adjustments / Other – – – Free Cash Flow (400) (200) (193) Revolver Draw – – – Cash Flow (400) (200) (193) Beginning Cash 469 69 (131) Ending Cash $69 (131) (325) Memo: Benchmark Met Price (1) $104 $107 $109

Balance Sheet ($ in thousands) ________________________________________________ Note: Model does not include the impact of fresh-start accounting;. (1) See page 43 for detail. Pro Forma FY End Dec-14 Jan-15 Feb-15 Mar-15 Apr-15 May-15 Jun-15 Jun-15 Jul-15 Aug-15 Sep-15 Oct-15 Nov-15 Dec-15 2015 Cash and cash equivalents $468,532 $401,818 $409,459 $439,381 $408,979 $301,691 $289,736 $289,736 $202,645 $192,844 $186,153 $167,632 $116,236 $68,842 $68,842 Restricted Cash – – – – – – – – 42,026 42,026 42,026 42,026 42,026 42,026 42,026 Receivables, net 219,455 241,685 223,403 215,746 172,186 204,955 197,756 197,756 207,590 195,186 204,616 202,048 203,588 206,974 206,974 Inventories 201,598 189,462 182,358 172,335 191,100 181,378 156,335 156,335 141,971 137,514 124,703 130,791 149,542 157,834 157,834 Other Current Assets 72,294 78,410 73,973 65,944 67,122 65,122 69,122 69,122 83,607 81,607 79,607 77,607 75,607 73,607 73,607 Total Current Assets $961,879 $911,376 $889,193 $893,406 $839,387 $753,147 $712,949 $712,949 $677,838 $649,176 $637,105 $620,104 $586,998 $549,282 $549,282 Long-term Assets 4,370,846 4,388,307 4,384,587 4,313,706 4,306,599 4,297,983 4,282,934 4,282,934 4,275,838 4,265,810 4,252,256 4,236,832 4,224,747 4,213,215 4,213,215 Total assets $5,332,725 $5,299,683 $5,273,780 $5,207,112 $5,145,986 $5,051,130 $4,995,883 $4,995,883 $4,953,676 $4,914,986 $4,889,361 $4,856,935 $4,811,745 $4,762,497 $4,762,497 Accounts Payable and Accrued Expenses 164,298 179,376 187,944 203,193 201,394 158,621 169,865 41,433 33,727 35,140 59,267 66,170 66,856 63,063 63,063 Accum postretirement benefits,short term 29,032 29,032 29,032 29,410 29,410 29,410 29,410 – – – – – – – – Other Current Liabilities (1) 215,952 215,638 216,281 213,597 210,803 218,377 218,986 218,986 218,986 218,986 218,986 218,986 218,986 218,986 218,986 Total Current Liabilities $409,282 $424,046 $433,257 $446,200 $441,607 $406,408 $418,261 $260,418 $252,713 $254,125 $278,252 $285,156 $285,842 $282,049 $282,049 Revolver – – – – – – – – – – – – – – – Term Loan B 978,178 978,178 978,178 978,178 978,178 978,178 978,178 – – – – – – – – 9.5% Sr. Sec. Notes 970,000 970,000 970,000 970,000 970,000 970,000 970,000 – – – – – – – – 11% / 12% PIK Toggle 350,000 350,000 350,000 350,000 360,500 360,500 360,500 – – – – – – – – 9.875% Sr. Unsec. Notes 388,000 388,000 388,000 388,000 388,000 388,000 388,000 – – – – – – – – 8.5% Sr. Unsec. Notes 383,000 383,000 383,000 316,300 316,300 316,300 316,300 – – – – – – – – Other Debt, Net of Discount 12,027 12,027 12,027 12,027 12,027 12,027 12,027 – – – – – – – – Total Debt $3,081,205 $3,081,205 $3,081,205 $3,014,505 $3,025,005 $3,025,005 $3,025,005 $ – $ – $ – $ – $ – $ – $ – $ – Long-term liabilities 1,559,296 1,538,716 1,540,565 1,543,815 1,545,929 1,547,820 1,549,710 898,758 900,810 902,861 904,913 907,377 909,840 912,304 912,304 Liabilities Subject to Compromise – – – – – – – 3,833,799 3,833,799 3,833,799 3,833,799 3,833,799 3,833,799 3,833,799 3,833,799 Total liabilities $5,049,783 $5,043,967 $5,055,027 $5,004,520 $5,012,541 $4,979,232 $4,992,976 $4,992,976 $4,987,321 $4,990,786 $5,016,964 $5,026,331 $5,029,481 $5,028,152 $5,028,152 Beginning Stockholders' Equity 282,942 282,942 255,716 218,753 202,592 133,445 71,898 2,907 2,907 (33,645) (75,799) (127,603) (169,396) (217,736) 282,942 Plus: Net Income – (16,326) (44,047) (10,991) (69,147) (61,547) (68,991) – (36,553) (42,154) (51,803) (41,793) (48,339) (47,920) (539,610) Other – (10,901) 7,084 (5,170) – – – – – – – – – – (8,987) Total stockholders' equity $282,942 $255,716 $218,753 $202,592 $133,445 $71,898 $2,907 $2,907 ($33,645) ($75,799) ($127,603) ($169,396) ($217,736) ($265,655) ($265,655) Total liabilities and stockholders' equity $5,332,725 $5,299,683 $5,273,780 $5,207,112 $5,145,986 $5,051,130 $4,995,883 $4,995,883 $4,953,676 $4,914,986 $4,889,361 $4,856,935 $4,811,745 $4,762,497 $4,762,497 Memo: Projected Canadian & UK Cash Balance $34,367 $30,906 $14,020 $14,020 $15,215 $17,345 $18,546 $14,279 $10,106 $10,106

Balance Sheet (Cont’d) ($ in thousands) ________________________________________________ Note: Model does not include the impact of fresh-start accounting;. (1) See page 43 for detail. Pro Forma FY End Jan-16 Jan-16 Feb-16 Mar-16 Apr-16 May-16 Jun-16 Jul-16 Aug-16 Sep-16 Oct-16 Nov-16 Dec-16 2016 2017 Cash and cash equivalents $22,395 ($25,530) ($32,447) ($43,720) ($66,001) ($80,075) ($87,760) ($92,014) ($99,405) ($107,177) ($107,560) ($117,870) ($131,443) ($131,443) ($324,585) Restricted Cash 42,026 20,000 20,000 20,000 20,000 20,000 20,000 20,000 20,000 20,000 20,000 20,000 20,000 20,000 20,000 Receivables, net 209,445 209,445 208,830 211,345 209,255 206,820 205,376 204,501 203,840 201,639 202,402 204,231 206,547 206,547 213,774 Inventories 168,248 168,248 167,455 169,401 167,011 164,252 161,466 160,060 160,111 156,921 157,047 157,173 159,524 159,524 177,154 Other Current Assets 73,607 73,607 73,607 73,607 73,607 73,607 73,607 73,607 73,607 73,607 73,607 73,607 73,607 73,607 73,607 Total Current Assets $515,719 $445,769 $437,444 $430,633 $403,871 $384,603 $372,689 $366,154 $358,153 $344,990 $345,496 $337,141 $328,234 $328,234 $159,949 Long-term Assets 4,209,998 4,209,998 4,206,794 4,203,740 4,199,687 4,195,655 4,191,239 4,186,043 4,180,846 4,175,898 4,170,782 4,166,133 4,160,936 4,160,936 4,133,331 Total assets $4,725,717 $4,655,767 $4,644,238 $4,634,372 $4,603,558 $4,580,258 $4,563,928 $4,552,197 $4,538,998 $4,520,889 $4,516,278 $4,503,275 $4,489,170 $4,489,170 $4,293,280 Accounts Payable and Accrued Expenses 62,530 62,530 63,641 65,859 48,197 46,414 44,701 47,606 51,515 47,509 52,214 50,432 45,439 45,439 50,042 Accum postretirement benefits,short term – – – – – – – – – – – – – – – Other Current Liabilities (1) 218,986 218,986 218,986 218,986 218,986 218,986 218,986 218,986 218,986 218,986 218,986 218,986 218,986 218,986 218,986 Total Current Liabilities $281,516 $281,516 $282,627 $284,845 $267,183 $265,400 $263,687 $266,591 $270,500 $266,494 $271,199 $269,417 $264,425 $264,425 $269,028 Revolver – – – – – – – – – – – – – – – Term Loan B – – – – – – – – – – – – – – – 9.5% Sr. Sec. Notes – – – – – – – – – – – – – – – 11% / 12% PIK Toggle – – – – – – – – – – – – – – – 9.875% Sr. Unsec. Notes – – – – – – – – – – – – – – – 8.5% Sr. Unsec. Notes – – – – – – – – – – – – – – – Other Debt, Net of Discount – – – – – – – – – – – – – – – Total Debt $ – $ – $ – $ – $ – $ – $ – $ – $ – $ – $ – $ – $ – $ – $ – Long-term liabilities 914,650 914,650 916,996 919,343 921,689 924,035 926,381 928,727 931,073 933,419 935,765 938,111 940,457 940,457 967,315 Liabilities Subject to Compromise 3,833,799 – – – – – – – – – – – – – – Total liabilities $5,029,965 $1,196,166 $1,199,623 $1,204,187 $1,188,872 $1,189,434 $1,190,068 $1,195,318 $1,201,573 $1,199,913 $1,206,964 $1,207,528 $1,204,882 $1,204,882 $1,236,343 Beginning Stockholders' Equity (265,655) (304,248) 3,459,601 3,444,615 3,430,185 3,414,686 3,390,824 3,373,860 3,356,879 3,337,425 3,320,976 3,309,313 3,295,746 (265,655) 3,284,289 Plus: Net Income (38,592) 3,763,849 (14,986) (14,430) (15,499) (23,862) (16,963) (16,982) (19,453) (16,450) (11,662) (13,567) (11,458) 3,549,944 (227,351) Other – – – – – – – – – – – – – – – Total stockholders' equity ($304,248) $3,459,601 $3,444,615 $3,430,185 $3,414,686 $3,390,824 $3,373,860 $3,356,879 $3,337,425 $3,320,976 $3,309,313 $3,295,746 $3,284,289 $3,284,289 $3,056,938 Total liabilities and stockholders' equity $4,725,717 $4,655,767 $4,644,238 $4,634,372 $4,603,558 $4,580,258 $4,563,928 $4,552,197 $4,538,998 $4,520,889 $4,516,278 $4,503,275 $4,489,170 $4,489,170 $4,293,280 Memo: Projected Canadian & UK Cash Balance $5,118 $5,118 $12,281 $10,200 ($7,882) ($9,963) ($12,045) ($14,126) ($16,208) ($18,290) ($20,371) ($22,453) ($24,534) ($18,134) ($43,115)

Balance Sheet (Cont’d) ($ in thousands) ________________________________________________ Note: Model does not include the impact of fresh-start accounting. (1) Black Lung, Long-Term Disability and Worker’s Compensation reserves. Below is detail underlying other current liabilities at the end of June 2015. Jun-15 Current Tax Liabilities $165,734 Asset Retirement Obligations 21,989 Deferred Sales 7,431 Non-OPEB Defined Benefit Liabilities (1) 10,878 Other 12,953 Total Other Current Liabilities $218,986

Project Diamond

Subject to Change

Income Statement

($ in thousands)

	2015												
	Jan-15	Feb-15	Mar-15	Apr-15	May-15	Jun-15	Jul-15	Aug-15	Sep-15	Oct-15	Nov-15	Dec-15	2015
Tons Sold (000s)													
#4 Mine	275	289	301	143	265	250	240	238	113	286	232	248	2,880
#7 Mine	341	304	358	122	300	220	290	446	425	460	361	370	3,998
West Virginia	47	64	80	70	70	20	–	–	50	50	50	50	551
Canada	210	60	66	–	60	–	132	–	120	–	–	–	647
Other	48	39	30	43	36	39	62	104	61	59	108	56	686
Total Tons Sold	921	757	836	377	731	529	723	788	769	855	751	725	8,762
Benchmark Pricing	117	117	117	110	110	110	93	93	93	98	98	98	104
Net Sales	$106,896	$86,711	$92,039	$44,778	$80,839	$61,649	$81,769	$87,947	$84,755	$95,778	$84,910	$81,694	$989,767
Miscellaneous Income	5,765	(999)	514	393	395	393	395	395	393	395	393	395	8,827
Total Revenue	112,661	85,712	92,553	45,171	81,234	62,043	82,164	88,341	85,149	96,173	85,304	82,088	998,593
Cash Cost of Sales	(93,677)	(86,203)	(104,813)	(60,725)	(86,653)	(69,630)	(83,944)	(84,705)	(89,196)	(89,705)	(86,310)	(82,068)	(1,017,629)
SG&A	(5,902)	(4,990)	(10,158)	(5,082)	(5,136)	(5,132)	(5,091)	(5,148)	(5,183)	(5,213)	(5,142)	(5,158)	(67,336)
Other Savings Initiatives	–	–	–	76	172	277	446	877	953	1,078	1,170	1,179	6,227
Postretirement Benefits	(4,111)	(4,111)	(4,111)	(4,644)	(4,644)	(4,644)	(4,644)	(4,644)	(4,644)	(4,644)	(4,644)	(4,645)	(54,134)
1113 EBITDA Impact	–	–	–	–	–	–	–	–	–	–	–	–	–
EBITDA	8,971	(9,592)	(26,530)	(25,205)	(15,028)	(17,087)	(11,070)	(5,280)	(12,922)	(2,312)	(9,622)	(8,602)	(134,278)
Depreciation and Depletion	(21,204)	(16,133)	(22,279)	(18,217)	(20,292)	(23,522)	(15,682)	(16,197)	(18,205)	(18,814)	(16,674)	(17,272)	(224,491)
Professional Fees	–	–	–	(2,950)	(3,450)	(5,600)	(9,800)	(9,800)	(9,800)	(9,800)	(11,175)	(11,175)	(73,550)
Operating Income	(12,233)	(25,725)	(48,809)	(46,372)	(38,771)	(46,209)	(36,551)	(31,278)	(40,926)	(30,926)	(37,471)	(37,049)	(432,320)
Interest Expense	(23,148)	(23,148)	(22,676)	(22,777)	(22,777)	(22,777)	–	–	–	–	–	–	(137,302)
Capital Lease Interest	(19)	(19)	(19)	(19)	(19)	(19)	(15)	(15)	(15)	(5)	(5)	(5)	(176)
Other Interest Expense	–	–	–	–	–	–	–	–	–	–	–	–	–
Interest Income	15	18	19	20	19	14	14	10	9	9	8	6	161
Adequate Protection Payments	–	–	–	–	–	–	–	(10,871)	(10,871)	(10,871)	(10,871)	(10,871)	(54,356)
Other Income / (Expense)	–	–	58,626	–	–	–	–	–	–	–	–	–	58,626
Income Before Taxes	**($35,386)**	**($48,875)**	**($12,860)**	**($69,147)**	**($61,547)**	**($68,991)**	**($36,553)**	**($42,154)**	**($51,803)**	**($41,793)**	**($48,339)**	**($47,920)**	**($565,367)**
Income Tax Benefit / (Expense)	$19,060	$4,828	$1,869	$–	$–	$–	$–	$–	$–	$–	$–	$–	$25,757
Net Income Pre Restructuring Adjustments	**($16,326)**	**($44,047)**	**($10,991)**	**($69,147)**	**($61,547)**	**($68,991)**	**($36,553)**	**($42,154)**	**($51,803)**	**($41,793)**	**($48,339)**	**($47,920)**	**($539,610)**
Restructuring Adjustment	–	–	–	–	–	–	–	–	–	–	–	–	–
Net Income Post Restructuring Adjustments	**(16,326)**	**(44,047)**	**(10,991)**	**(69,147)**	**(61,547)**	**(68,991)**	**(36,553)**	**(42,154)**	**(51,803)**	**(41,793)**	**(48,339)**	**(47,920)**	**(539,610)**
Income Tax Rate	*53.9%*	*9.9%*	*14.5%*	–	–	–	–	–	–	–	–	–	–

Note: Model does not include the impact of fresh-start accounting.

Blackstone 44

Project Diamond Subject to Change

Income Statement (Cont'd)

($ in thousands)

	2016													
	Jan-16	Feb-16	Mar-16	Apr-16	May-16	Jun-16	Jul-16	Aug-16	Sep-16	Oct-16	Nov-16	Dec-16	2016	2017
Tons Sold (000s)														
#4 Mine	222	234	244	222	227	241	219	163	224	238	206	231	2,671	2,720
#7 Mine	359	371	397	335	208	220	287	378	263	341	312	341	3,811	4,506
West Virginia	72	72	72	72	72	72	72	72	72	72	72	72	860	837
Canada	–	–	–	–	–	–	–	–	–	–	–	–	–	–
Other	56	56	56	56	56	56	56	56	56	56	56	56	670	664
Total Tons Sold	708	733	768	684	562	589	634	669	614	706	646	699	8,011	8,726
Benchmark Pricing	102	102	102	108	108	108	106	106	106	111	111	111	107	109
Net Sales	$82,674	$85,140	$88,694	$83,202	$70,231	$73,045	$77,351	$81,116	$75,308	$87,844	$81,357	$87,131	$973,092	$1,068,057
Miscellaneous Income	401	401	401	401	401	401	401	401	401	401	401	401	4,813	4,900
Total Revenue	83,075	85,542	89,095	83,603	70,632	73,446	77,752	81,517	75,709	88,245	81,758	87,532	977,906	1,072,958
Cash Cost of Sales	(81,441)	(82,357)	(85,378)	(81,023)	(76,436)	(71,984)	(76,310)	(82,545)	(73,733)	(81,482)	(76,898)	(80,563)	(950,151)	(1,071,761)
SG&A	(5,331)	(5,331)	(5,331)	(5,331)	(5,331)	(5,331)	(5,331)	(5,331)	(5,331)	(5,331)	(5,331)	(5,331)	(63,978)	(64,141)
Other Savings Initiatives	3,258	3,258	3,258	3,258	3,258	3,258	3,258	3,258	3,258	3,258	3,258	3,258	39,100	39,100
Postretirement Benefits	(4,621)	(4,621)	(4,621)	(4,621)	(4,621)	(4,621)	(4,621)	(4,621)	(4,621)	(4,621)	(4,621)	(4,621)	(55,458)	(55,458)
1113 EBITDA Impact	–	–	–	–	–	–	–	–	–	–	–	–	–	–
EBITDA	(5,061)	(3,510)	(2,977)	(4,114)	(12,498)	(5,233)	(5,252)	(7,723)	(4,719)	69	(1,835)	274	(52,581)	(79,303)
Depreciation and Depletion	(11,489)	(11,477)	(11,452)	(11,383)	(11,362)	(11,727)	(11,726)	(11,727)	(11,727)	(11,727)	(11,728)	(11,727)	(139,250)	(143,848)
Professional Fees	(11,175)	–	–	–	–	–	–	–	–	–	–	–	(11,175)	–
Operating Income	(27,725)	(14,988)	(14,429)	(15,497)	(23,860)	(16,960)	(16,978)	(19,450)	(16,446)	(11,658)	(13,563)	(11,453)	(203,006)	(223,151)
Interest Expense	–	–	–	–	–	–	–	–	–	–	–	–	–	–
Capital Lease Interest	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(8)	–
Other Interest Expense	–	–	–	–	–	–	–	–	–	–	–	–	–	–
Interest Income	4	2	(0)	(1)	(2)	(2)	(3)	(3)	(3)	(4)	(4)	(4)	(20)	(1)
Adequate Protection Payments	(10,871)	–	–	–	–	–	–	–	–	–	–	–	(10,871)	–
Other Income / (Expense)	–	–	–	–	–	–	–	–	–	–	–	–	–	(4,200)
Income Before Taxes	**($38,592)**	**($14,986)**	**($14,430)**	**($15,499)**	**($23,862)**	**($16,963)**	**($16,982)**	**($19,453)**	**($16,450)**	**($11,662)**	**($13,567)**	**($11,458)**	**($213,905)**	**($227,351)**
Income Tax Benefit / (Expense)	$–	$–	$–	$–	$–	$–	$–	$–	$–	$–	$–	$–	$–	$–
Net Income Pre Restructuring Adjustments	**($38,592)**	**($14,986)**	**($14,430)**	**($15,499)**	**($23,862)**	**($16,963)**	**($16,982)**	**($19,453)**	**($16,450)**	**($11,662)**	**($13,567)**	**($11,458)**	**($213,905)**	**($227,351)**
Restructuring Adjustment	–	3,763,849	–	–	–	–	–	–	–	–	–	–	3,763,849	–
Net Income Post Restructuring Adjustments	**(38,592)**	**3,748,863**	**(14,430)**	**(15,499)**	**(23,862)**	**(16,963)**	**(16,982)**	**(19,453)**	**(16,450)**	**(11,662)**	**(13,567)**	**(11,458)**	**3,549,944**	**(227,351)**
Income Tax Rate	–	–	–	–	–	–	–	–	–	–	–	–	–	–

Note: Model does not include the impact of fresh-start accounting.

Blackstone 45

Project Diamond Subject to Change

Cash Flow Statement

($ in thousands)

	Jan-15	Feb-15	Mar-15	Apr-15	May-15	Jun-15	Jul-15	Aug-15	Sep-15	Oct-15	Nov-15	Dec-15	2015
	2015												
Net Income / (Loss)	**($16,326)**	**($44,047)**	**($10,991)**	**($69,147)**	**($61,547)**	**($68,991)**	**($36,553)**	**($42,154)**	**($51,803)**	**($41,793)**	**($48,339)**	**($47,920)**	**($539,610)**
Adjustments:													
Depreciation and depletion	21,204	16,133	22,279	18,217	20,292	23,522	15,682	16,197	18,205	18,814	16,674	17,272	224,491
Deferred income tax expense (benefit)	2	–	–	–	–	–	–	–	–	–	–	–	2
Deferred taxes payable	(20,982)	(3,445)	(1,554)	224	–	–	–	–	–	–	–	–	(25,757)
Postretirement Benefits / Capital Lease Amortization	402	5,294	4,804	1,890	1,890	1,890	(648,900)	2,051	2,051	2,464	2,464	2,464	(621,235)
Receivables	(22,230)	18,282	7,657	43,560	(32,769)	7,199	(9,834)	12,404	(9,430)	2,568	(1,541)	(3,385)	12,481
Inventories	12,136	7,104	10,023	(18,765)	9,721	25,044	14,364	4,456	12,811	(6,088)	(18,750)	(8,293)	43,764
Prepaid expenses / other current assets	(6,118)	4,437	8,029	(1,178)	2,000	(4,000)	(14,484)	2,000	2,000	2,000	2,000	2,000	(1,315)
Accounts payable	(1,723)	3,243	7,048	(8,227)	3,889	(1,778)	(15,855)	(6,737)	24,127	5,562	(1,781)	(2,235)	5,533
Accr. expenses / other current liabilities	16,487	5,968	5,895	3,634	(39,089)	13,631	(149,692)	8,150	–	1,342	2,467	(1,558)	(132,766)
Cash flows provided by operating activities	**(17,148)**	**12,970**	**53,190**	**(29,792)**	**(95,612)**	**(3,482)**	**(887,299)**	**(3,632)**	**(2,039)**	**(15,131)**	**(46,807)**	**(41,655)**	**(1,076,437)**
INVESTING ACTIVITIES													
Capex	(4,253)	(6,445)	(6,668)	(11,110)	(11,676)	(8,473)	(8,585)	(6,169)	(4,651)	(3,390)	(4,589)	(5,739)	(81,750)
Sale of investments	–	–	–	–	–	–	–	–	–	–	–	–	–
Other	(45,313)	1,116	42,026	–	–	–	–	–	–	–	–	–	(2,171)
Cash flows used in investing activities	**(49,566)**	**(5,329)**	**35,358**	**(11,110)**	**(11,676)**	**(8,473)**	**(8,585)**	**(6,169)**	**(4,651)**	**(3,390)**	**(4,589)**	**(5,739)**	**(83,921)**
FINANCING ACTIVITIES													
Revolver	–	–	–	–	–	–	–	–	–	–	–	–	–
Term Loan B	–	–	–	–	–	–	(978,178)	–	–	–	–	–	(978,178)
9.5% Sr. Sec. Notes	–	–	–	–	–	–	(970,000)	–	–	–	–	–	(970,000)
11% / 12% PIK Toggle	–	–	–	10,500	–	–	(360,500)	–	–	–	–	–	(350,000)
9.875% Sr. Unsec. Notes	–	–	–	–	–	–	(388,000)	–	–	–	–	–	(388,000)
8.5% Sr. Unsec. Notes	–	–	(66,700)	–	–	–	(316,300)	–	–	–	–	–	(383,000)
Other Debt, Net of Discount	–	–	–	–	–	–	(12,027)	–	–	–	–	–	(12,027)
Liabilities Subject to Compromise	–	–	–	–	–	–	3,833,799	–	–	–	–	–	3,833,799
Dividends	–	–	–	–	–	–	–	–	–	–	–	–	–
Share Issuance	–	–	8,074	–	–	–	–	–	–	–	–	–	8,074
Cash flows provided by financing activities	**–**	**–**	**(58,626)**	**10,500**	**–**	**–**	**808,794**	**–**	**–**	**–**	**–**	**–**	**760,668**
Cash flows provided by continuing ops	**($66,714)**	**$7,640**	**$29,922**	**($30,402)**	**($107,288)**	**($11,955)**	**($87,090)**	**($9,802)**	**($6,691)**	**($18,521)**	**($51,397)**	**($47,394)**	**($399,690)**
Beginning Cash	$468,532	$401,818	$409,459	$439,381	$408,979	$301,691	$289,736	$202,645	$192,844	$186,153	$167,632	$116,236	$468,532
Change in cash	(66,714)	7,640	29,922	(30,402)	(107,288)	(11,955)	(87,090)	(9,802)	(6,691)	(18,521)	(51,397)	(47,394)	(399,690)
Ending Cash	$401,818	$409,459	$439,381	$408,979	$301,691	$289,736	$202,645	$192,844	$186,153	$167,632	$116,236	$68,842	$68,842

Note: Model does not include the impact of fresh-start accounting.

Blackstone 46

Project Diamond Subject to Change

Cash Flow Statement (Cont'd)

($ in thousands)

	2016													
	Jan-16	Feb-16	Mar-16	Apr-16	May-16	Jun-16	Jul-16	Aug-16	Sep-16	Oct-16	Nov-16	Dec-16	2016	2017
Net Income / (Loss)	**($38,592)**	**$3,748,863**	**($14,430)**	**($15,499)**	**($23,862)**	**($16,963)**	**($16,982)**	**($19,453)**	**($16,450)**	**($11,662)**	**($13,567)**	**($11,458)**	**$3,549,944**	**($227,351)**
Adjustments:														
Depreciation and depletion	11,489	11,477	11,452	11,383	11,362	11,727	11,726	11,727	11,727	11,727	11,728	11,727	139,250	143,848
Deferred income tax expense (benefit)	–	–	–	–	–	–	–	–	–	–	–	–	–	–
Deferred taxes payable	–	–	–	–	–	–	–	–	–	–	–	–	–	–
Postretirement Benefits / Capital Lease Amortization	2,346	2,346	2,346	2,346	2,346	2,346	2,346	2,346	2,346	2,346	2,346	2,346	28,153	26,858
Receivables	(2,471)	614	(2,514)	2,089	2,435	1,444	875	662	2,200	(763)	(1,829)	(2,315)	427	(7,227)
Inventories	(10,413)	793	(1,947)	2,391	2,759	2,786	1,406	(51)	3,190	(126)	(127)	(2,350)	(1,689)	(17,630)
Prepaid expenses / other current assets	–	–	–	–	–	–	–	–	–	–	–	–	–	–
Accounts payable	(1,162)	482	1,589	(2,291)	(2,413)	(2,342)	2,275	3,280	(4,635)	4,076	(2,411)	1,928	(1,624)	4,603
Accr. expenses / other current liabilities	629	629	629	(15,371)	629	629	629	629	629	629	629	(6,920)	(16,000)	–
Cash flows provided by operating activities	**(38,174)**	**3,787,230**	**(2,875)**	**(14,952)**	**(6,744)**	**(373)**	**2,276**	**(861)**	**(992)**	**6,226**	**(3,230)**	**(7,043)**	**3,720,486**	**(76,900)**
INVESTING ACTIVITIES														
Capex	(8,273)	(8,273)	(8,398)	(7,330)	(7,330)	(7,311)	(6,530)	(6,530)	(6,780)	(6,610)	(7,080)	(6,530)	(86,972)	(116,242)
Sale of investments	–	–	–	–	–	–	–	–	–	–	–	–	–	–
Other	–	–	–	–	–	–	–	–	–	–	–	–	–	–
Cash flows used in investing activities	**(8,273)**	**(8,273)**	**(8,398)**	**(7,330)**	**(7,330)**	**(7,311)**	**(6,530)**	**(6,530)**	**(6,780)**	**(6,610)**	**(7,080)**	**(6,530)**	**(86,972)**	**(116,242)**
FINANCING ACTIVITIES														
Revolver	–	–	–	–	–	–	–	–	–	–	–	–	–	–
Term Loan B	–	–	–	–	–	–	–	–	–	–	–	–	–	–
9.5% Sr. Sec. Notes	–	–	–	–	–	–	–	–	–	–	–	–	–	–
11% / 12% PIK Toggle	–	–	–	–	–	–	–	–	–	–	–	–	–	–
9.875% Sr. Unsec. Notes	–	–	–	–	–	–	–	–	–	–	–	–	–	–
8.5% Sr. Unsec. Notes	–	–	–	–	–	–	–	–	–	–	–	–	–	–
Other Debt, Net of Discount	–	–	–	–	–	–	–	–	–	–	–	–	–	–
Liabilities Subject to Compromise	–	(3,833,799)	–	–	–	–	–	–	–	–	–	–	(3,833,799)	–
Dividends	–	–	–	–	–	–	–	–	–	–	–	–	–	–
Share Issuance	–	–	–	–	–	–	–	–	–	–	–	–	–	–
Cash flows provided by financing activities	**–**	**(3,833,799)**	**–**	**–**	**–**	**–**	**–**	**–**	**–**	**–**	**–**	**–**	**(3,833,799)**	**–**
Cash flows provided by continuing ops	**($46,447)**	**($54,842)**	**($11,273)**	**($22,281)**	**($14,074)**	**($7,684)**	**($4,254)**	**($7,391)**	**($7,772)**	**($383)**	**($10,310)**	**($13,573)**	**($200,284)**	**($193,142)**
Beginning Cash	$68,842	$22,395	($32,447)	($43,720)	($66,001)	($80,075)	($87,760)	($92,014)	($99,405)	($107,177)	($107,560)	($117,870)	$68,842	($131,443)
Change in cash	(46,447)	(54,842)	(11,273)	(22,281)	(14,074)	(7,684)	(4,254)	(7,391)	(7,772)	(383)	(10,310)	(13,573)	(200,284)	(193,142)
Ending Cash	$22,395	($32,447)	($43,720)	($66,001)	($80,075)	($87,760)	($92,014)	($99,405)	($107,177)	($107,560)	($117,870)	($131,443)	($131,443)	($324,585)

Note: Model does not include the impact of fresh-start accounting.

Blackstone 47

Project Diamond

Subject to Change

Domestic Liquidity

($ in thousands)

	2015												
	Jan-15	Feb-15	Mar-15	Apr-15	May-15	Jun-15	Jul-15	Aug-15	Sep-15	Oct-15	Nov-15	Dec-15	2015
US Operations													
Tonnes Sold:													
No. 4	275	289	301	143	265	250	240	238	113	286	232	248	2,880
No. 7	341	304	358	122	300	220	290	446	425	460	361	370	3,998
West Virginia	47	64	80	70	70	20	0	0	50	50	50	50	551
Other	46	37	26	29	29	29	50	102	52	51	100	48	598
Total Tonnes Sold	**709**	**695**	**766**	**363**	**664**	**519**	**579**	**786**	**640**	**847**	**743**	**717**	**8,027**
Benchmark	**$117**	**$117**	**$117**	**$110**	**$110**	**$110**	**$93**	**$93**	**$93**	**$98**	**$98**	**$98**	**$104**
Total Revenue	**86,191**	**80,470**	**85,250**	**42,823**	**74,729**	**60,292**	**67,125**	**87,936**	**72,456**	**94,971**	**84,102**	**80,886**	**917,232**
Cash Costs of Sales	(71,567)	(75,517)	(88,736)	(57,266)	(78,309)	(66,376)	(68,702)	(82,016)	(75,037)	(86,513)	(83,271)	(78,918)	(912,227)
SG&A	(4,812)	(4,013)	(8,928)	(4,227)	(4,280)	(4,276)	(4,235)	(4,292)	(4,326)	(4,356)	(4,286)	(4,301)	(56,331)
Postretirement Benefits	(4,111)	(4,111)	(4,111)	(4,644)	(4,644)	(4,644)	(4,644)	(4,644)	(4,644)	(4,644)	(4,644)	(4,645)	(54,134)
1113 Impact	-	-	-	-	-	-	-	-	-	-	-	-	-
Other Savings Initiatives	-	-	-	63	143	231	371	731	795	901	975	983	5,193
Adj. EBITDA	**5,701**	**(3,171)**	**(16,525)**	**(23,252)**	**(12,361)**	**(14,774)**	**(10,086)**	**(2,285)**	**(10,755)**	**359**	**(7,123)**	**(5,993)**	**(100,267)**
Change in NWC	(41,440)	4,378	54,005	17,805	(14,258)	23,407	(51,307)	4,404	25,630	577	(17,734)	(13,675)	(8,209)
Capex	(4,253)	(6,270)	(6,493)	(11,010)	(11,551)	(8,348)	(8,460)	(6,044)	(4,551)	(3,315)	(4,514)	(5,739)	(80,550)
Non-cash OPEB	998	626	598	2,499	2,499	2,499	2,499	2,499	2,499	2,499	2,499	2,500	24,717
Unlevered Free Cash Flow	**(38,994)**	**(4,438)**	**31,584**	**(13,957)**	**(35,671)**	**2,784**	**(67,354)**	**(1,426)**	**12,823**	**121**	**(26,873)**	**(22,908)**	**(164,308)**
Interest Expense	(18,029)	(299)	(299)	(14,546)	(67,636)	(7,952)	-	-	-	-	-	-	(108,762)
Professional fees	-	-	-	(2,655)	(3,105)	(5,040)	(1,485)	(1,485)	(8,820)	(8,820)	(9,045)	(9,045)	(49,500)
Free Cash Flow	**(57,023)**	**(4,737)**	**31,285**	**(31,158)**	**(106,412)**	**(10,208)**	**(68,839)**	**(2,911)**	**4,003**	**(8,699)**	**(35,918)**	**(31,953)**	**(322,571)**

Note: Model does not include the impact of fresh-start accounting.

Blackstone 48

Project Diamond

Subject to Change

Domestic Liquidity (Cont'd)

($ in thousands)

	2016													
	Jan-16	Feb-16	Mar-16	Apr-16	May-16	Jun-16	Jul-16	Aug-16	Sep-16	Oct-16	Nov-16	Dec-16	2016	2017
US Operations														
Tonnes Sold:														
No. 4	222	234	244	222	227	241	219	163	224	238	206	231	2,671	2,720
No. 7	359	371	397	335	208	220	287	378	263	341	312	341	3,811	4,506
West Virginia	72	72	72	72	72	72	72	72	72	72	72	72	860	837
Other	48	48	48	48	48	48	48	48	48	48	48	48	574	567
Total Tonnes Sold	**700**	**725**	**760**	**676**	**554**	**581**	**626**	**661**	**606**	**698**	**638**	**691**	**7,915**	**8,630**
Benchmark	**$102**	**$102**	**$102**	**$108**	**$108**	**$108**	**$106**	**$106**	**$106**	**$111**	**$111**	**$111**	**$107**	**$109**
Total Revenue	**81,732**	**84,198**	**87,752**	**82,260**	**69,289**	**72,103**	**76,409**	**80,174**	**74,366**	**86,902**	**80,415**	**86,189**	**961,789**	**1,056,841**
Cash Costs of Sales	(78,205)	(79,121)	(82,142)	(77,787)	(73,200)	(68,749)	(73,074)	(79,309)	(70,498)	(78,246)	(73,662)	(77,327)	(911,320)	(1,032,931)
SG&A	(4,447)	(4,447)	(4,447)	(4,447)	(4,447)	(4,447)	(4,447)	(4,447)	(4,447)	(4,447)	(4,447)	(4,447)	(53,363)	(53,525)
Postretirement Benefits	(4,621)	(4,621)	(4,621)	(4,621)	(4,621)	(4,621)	(4,621)	(4,621)	(4,621)	(4,621)	(4,621)	(4,621)	(55,458)	(55,458)
1113 Impact	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Other Savings Initiatives	2,516	2,516	2,516	2,516	2,516	2,516	2,516	2,516	2,516	2,516	2,516	2,516	30,198	30,198
Adj. EBITDA	**(3,025)**	**(1,475)**	**(942)**	**(2,079)**	**(10,463)**	**(3,198)**	**(3,217)**	**(5,687)**	**(2,684)**	**2,104**	**201**	**2,310**	**(28,155)**	**(54,875)**
Change in NWC	(11,561)	(59,019)	(2,258)	2,802	3,392	2,498	5,166	4,501	1,365	3,798	(3,757)	(9,561)	(62,632)	(24,392)
Capex	(8,273)	(8,273)	(8,398)	(7,330)	(7,330)	(7,311)	(6,530)	(6,530)	(6,780)	(6,610)	(7,080)	(6,530)	(86,972)	(116,242)
Non-cash OPEB	2,350	2,350	2,350	2,350	2,350	2,350	2,350	2,350	2,350	2,350	2,350	2,350	28,206	26,858
Unlevered Free Cash Flow	**(20,508)**	**(66,416)**	**(9,247)**	**(4,256)**	**(12,051)**	**(5,660)**	**(2,229)**	**(5,366)**	**(5,747)**	**1,643**	**(8,285)**	**(11,431)**	**(149,553)**	**(168,651)**
Interest Expense	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Professional fees	(10,058)	(39,195)	-	-	-	-	-	-	-	-	-	-	(49,253)	-
Free Cash Flow	**(30,566)**	**(105,611)**	**(9,247)**	**(4,256)**	**(12,051)**	**(5,660)**	**(2,229)**	**(5,366)**	**(5,747)**	**1,643**	**(8,285)**	**(11,431)**	**(198,806)**	**(168,651)**

Note: Model does not include the impact of fresh-start accounting.

Blackstone 49

Project Diamond
Cash Flow Forecast

Subject to Change

Domestic 13 Week Forecast

	Current 13-Week Forecast													
	1	2	3	4	5	6	7	8	9	10	11	12	13	Total
	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	for
	7/11/15	7/18/15	7/25/15	8/1/15	8/8/15	8/15/15	8/22/15	8/29/15	9/5/15	9/12/15	9/19/15	9/26/15	10/3/15	13 Weeks
Operating Cash Flow														
Operating Receipts														
Sales/AR Receipts	$11,718,474	$10,844,222	$15,024,788	$18,727,363	$12,585,487	$15,645,125	$15,402,161	$5,956,529	$4,358,090	$10,743,138	$15,994,156	$23,583,227	$13,187,610	$173,770,369
Other	258,000	200,000	575,000	970,000	3,000	300,000	575,000	190,000	1,008,272	–	106,250	200,000	980,000	5,365,522
Total Operating Cash Receipts	**11,976,474**	**11,044,222**	**15,599,788**	**19,697,363**	**12,588,487**	**15,945,125**	**15,977,161**	**6,146,529**	**5,366,362**	**10,743,138**	**16,100,406**	**23,783,227**	**14,167,610**	**179,135,891**
Operating Disbursements														
Payroll, Benefits & Pension	(6,715,313)	(6,331,258)	(5,695,298)	(7,292,681)	(5,722,640)	(7,483,164)	(3,345,640)	(7,495,664)	(3,905,289)	(7,060,189)	(6,297,764)	(4,536,189)	(6,797,764)	(78,678,853)
Leases, Taxes, Utilities, Fuel, Insurance	(6,547,458)	(1,394,453)	(577,000)	(1,227,145)	(3,345,140)	(2,295,615)	(969,600)	(587,753)	(3,916,145)	(696,809)	(2,092,836)	(959,000)	(3,806,753)	(28,415,707)
Freight & Royalties	(1,171,583)	(6,125,550)	(2,753,000)	(2,534,071)	(2,426,025)	(5,384,014)	(2,924,500)	(2,542,221)	(2,522,479)	(2,495,560)	(4,765,760)	(2,850,935)	(2,136,025)	(40,631,723)
Other Expenses	(5,379,151)	(502,712)	(13,032,552)	(14,147,260)	(9,015,901)	(1,521,463)	(2,504,010)	(3,579,217)	(2,660,096)	(2,409,086)	(3,867,733)	(4,932,558)	(6,422,468)	(69,974,207)
Total Operating Disbursements	**(19,813,504)**	**(14,353,973)**	**(22,057,850)**	**(25,201,157)**	**(20,509,706)**	**(16,684,256)**	**(9,743,750)**	**(14,204,855)**	**(13,004,009)**	**(12,661,644)**	**(17,024,093)**	**(13,278,682)**	**(19,163,010)**	**(217,700,490)**
Non-Operating Disbursements														
Debt Service	–	–	–	–	–	–	–	–	–	–	–	–	–	–
Restructuring Advisor Fees	(4,495,414)	(2,566,667)	–	–	–	–	–	–	–	(2,592,000)	–	–	–	(9,654,080)
Other	–	(1,743,304)	(450,000)	(2,400,000)	(300,000)	(1,050,000)	(10,871,197)	–	–	–	(9,971,197)	–	–	(26,785,698)
Total Non-Operating Disbursements	**(4,495,414)**	**(4,309,971)**	**(450,000)**	**(2,400,000)**	**(300,000)**	**(1,050,000)**	**(10,871,197)**	–	–	**(2,592,000)**	**(9,971,197)**	–	–	**(36,439,778)**
TOTAL NET CASH FLOW	(12,332,444)	(7,619,722)	(6,908,062)	(7,903,794)	(8,221,219)	(1,789,131)	(4,637,786)	(8,058,326)	(7,637,648)	(4,510,506)	(10,894,883)	10,504,544	(4,995,400)	(75,004,376)
BEGINNING CASH - BOOK (FX Effected)	217,306,106	204,973,662	197,353,940	190,445,878	182,542,084	174,320,865	172,531,734	167,893,948	159,835,622	152,197,974	147,687,469	136,792,585	147,297,130	217,306,106
Net Cash Flow	(12,332,444)	(7,619,722)	(6,908,062)	(7,903,794)	(8,221,219)	(1,789,131)	(4,637,786)	(8,058,326)	(7,637,648)	(4,510,506)	(10,894,883)	10,504,544	(4,995,400)	(44,549,881)
ENDING CASH (FX Effected)	204,973,662	197,353,940	190,445,878	182,542,084	174,320,865	172,531,734	167,893,948	159,835,622	152,197,974	147,687,469	136,792,585	147,297,130	142,301,729	142,301,729
Float	–	–	–	–	–	–	–	–	–	–	–	–	–	
ENDING CASH - BANK (FX Effected)	$204,973,662	$197,353,940	$190,445,878	$182,542,084	$174,320,865	$172,531,734	$167,893,948	$159,835,622	$152,197,974	$147,687,469	$136,792,585	$147,297,130	$142,301,729	$142,301,729

Note: Forecast does not reflect request from the State of Alabama to post up to $20 million of cash collateral against workers' compensation claims.

Blackstone 50

SG&A Estimates

SG&A Cost Detail SG&A Estimates (1) The Company is projecting to outperform budget by at least $6 million ________________________________________________ $16 million of SG&A was reclassified as cost of production in 2013. 2015 Corporate SG&A Budget Benefits $20,199,601 Wages 15,887,024 IT 9,595,200 Legal 5,809,500 Audit 3,690,489 Insurance 2,500,000 Board of Directors 1,395,829 Travel and Meals 1,362,692 Investor Relations 1,087,500 Office Rent & Admin 894,440 Other 6,283,026 Total Gross Department Cost 68,705,300 Cost of Sales Allocation (3,705,300) Total Net Department Cost $65,000,000 Historical SG&A Detail ($ in thousands) 2012 2013 (1) 2014 Mine Level SG&A $70,900 $11,235 $8,738 Corporate SG&A 62,600 88,759 63,277 Total SG&A $133,500 $99,994 $72,015

Canadian Equipment Detail

Canada Equipment Detail WALTER CANADA FIXED ASSETS BOOK VALUE Gross Book Net Book Category Value Depreciation Value Trucks $153 ($60) $93 CAT Parts, Trailers, Etc. 98 (34) 64 Generators 64 (20) 44 Excavators 18 (7) 11 Drills 16 (5) 10 Dozers 14 (6) 8 Loaders 12 (5) 8 Other Big Rigs 8 (3) 5 Graders 3 (2) 2 Crushers 2 (1) 2 Conveyors 3 (2) 2 Scrapers 1 (1) 0 Pumps 0 (0) 0 Lifts 0 (0) 0 Small Vehicles 1 (0) 0 Lights 0 (0) 0 Total Owned Mining Equipment $396 ($146) $250 Sites/Registrations/Fees $300 ($73) $227 Capitalized Interest & Other Exp. 65 (14) 51 Asset Retirement Assets 57 (8) 49 Other 43 (14) 28 Total Fixed Assets $860 ($256) $604

Walter Coke

Walter Coke Overview Walter’s coke facility is the second largest provider of foundry coke in the U.S., and has convenient rail access to high quality met coal supply (#4 and #7 mines) and its customer base. Business Description Produces metallurgical coke for furnace and foundry applications Foundry Coke: Marketed to ductile iron pipe plants and foundries producing castings Furnace Coke: Sold to the domestic steel industry for producing steel in blast furnaces Utilizes up to 120 coke ovens with capacity to produce up to 381,000 tons of metallurgical coke Walter Coke ($ in millions) ________________________________________________ Excludes working capital. By revenue. Customer 1 is a furnace customer. Customer 5 is a purchaser of coking by-products. Other customers purchase foundry coke. Customer Composition(2) 49.9% 10.3% 5.5% 4.1% 3.7% 3.2% 3.0% 2.4% 2.3% 2.2% 13.4% Customer 1 Customer 2 Customer 3 Customer 4 Customer 5 Customer 6 Customer 7 Customer 8 Customer 9 Customer 10 Other 2015 2016 2017 Tons Sold ('000s) 281 374 367 Realized Sale Price / Tonne $434.03 $430.84 $431.87 Revenue $121.9 $161.0 $158.7 EBITDA 9.5 14.1 14.1 Capex (4.0) (7.0) (4.6) Unlevered Cash Flow (1) 5.6 7.1 9.5

Mine Plans

No. 4 Mine
2015 Mine Plan Detail West Side



C21
BLACK WARRIOR
LAKE
DAVIS
Davis Creek
PLAN YEARS
2014 REMAINING
JANUARY 2015
FEBRUARY 2015
MARCH 2015
APRIL 2015
MAY 2015
JUNE 2015
JULY 2015
AUGUST 2015
SEPTEMBER 2015
OCTOBER 2015
NOVEMBER 2015
DECEMBER 2015

2015 Proposed ABP and 5 Year LRP | 10/16/2014 | 2

No. 4 Mine
2015 Mine Plan Detail East Side


2014 REMAINING
JANUARY 2015
FEBRUARY 2015
MARCH 2015
APRIL 2015
MAY 2015
JUNE 2015
JULY 2015
AUGUST 2015
SEPTEMBER 2015
OCTOBER 2015
NOVEMBER 2015
DECEMBER 2015
E10
E9
E6
E5
E3
E2
4548
6250
8277
13043
13257
DAVIS
CREEK
N12
N13
N14
N15
N16
N17
N18
N19

2015 Proposed ABP and 5 Year LRP | 10/16/2014 | 3

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No. 7 Mine East WALTER ENERGY® 2015 Mine Plan Detail c:::::::::J JUlY 201 I '·. 10/1612014 I 2 2015 Proposed ABP and 5 Year LRP [_J 201•RFMAININ!i CJ JANUARY 2015 - FEBRUARY 2015 - MARa-i Z015 - APIUl201' - MAY2015 - JUN€2015 - AUGVST2015 - OCTOBER 2015 Cl NOVEMBER 2015 - DEC!'M9ER 2015

No. 7 Mine East WALTER ENERGY® 2014-2019 Mine Plan Detail c::::::::J ZOH EMAINING c::::::::J Z0\5 ZOI6 - 2017 - 2018 I '\. 10/1612014 I 3 2015 Proposed ABP and 5 Year LRP

No. 7 Mine West WALTER ENERGY® 2015 Mine Plan Detail r=J MAY2015 r=J JULY2015 >. 10/16/2014 I 2 2015 Proposed ABP and 5 Year LRP r=J 2014 I'EMAININ5 r=J JANUARY 2015 - FEBRUARY2015 r=J MARC><2015 - Af'OIL2015 - JUNE2015 r=J AUru5T2015 c::::J Se>TEMBER 2015 r=J OCTOBER2015 r=J NOVEMBER 2015

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